Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-2	Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 5-28-2005 Data Current as of 06/07/2005 12:19:20 PM

A.	DATES	Begin	End	# days

1	Determination Date		6/16/2005

2	Payment Date		6/20/2005

3	Collection Period	5/1/2005	5/28/2005	28

4	Monthly Interest Period - Actual/360	5/20/2005	6/19/2005	31

5	Monthly Interest - 30/360			30

B.	SUMMARY
		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	22,220,411.95	22,220,411.95	—	—
8	Class A-3 Notes	368,000,000.00	368,000,000.00	5,539,108.84	362,460,891.16	0.9849481
9	Class A-4 Notes	279,315,000.00	279,315,000.00	—	279,315,000.00	1.0000000
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.00	$698,568,576.80	$27,759,520.79	$670,809,056.01

12	Net Pool Balance	$1,354,290,044.71	$728,218,740.55		$699,002,485.64

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	28,701.37	1.2916667	22,249,113.32	1,001.2916667
15	Class A-3 Notes	2.2700%	696,133.33	1.8916667	6,235,242.17	16.9435929
16	Class A-4 Notes	2.9400%	684,321.75	2.4500000	684,321.75	2.4500000

	Total Securities		1,409,156.45		29,168,677.24

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	18,223,669.89
18	Scheduled Interest Payments Received	1,750,330.18
19	Prepayments of Principal Received	151,013.49
20	Liquidation Proceeds	10,534,772.34
21	Recoveries Received	218,202.88
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	30,877,988.78

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	23,737.76

26	Total Available Funds, prior to Servicer Advances	30,901,726.54

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	30,901,726.54

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	30,901,726.54

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	582,140.48
33	Class A Noteholder Interest (Item 47)	1,409,156.45
34	Principal Distribution Amount (Item 72)	27,759,520.79
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—

37	Remaining Funds to Certificateholder	1,150,908.82

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 5-28-2005	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	582,140.48	—	582,140.48

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	28,701.37	—	28,701.37
41	Class A-3 Interest	696,133.33	—	696,133.33
42	Class A-4 Interest	684,321.75	—	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	1,409,156.45	—	1,409,156.45

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes		698,568,576.80
49	Beginning Net Pool Balance	728,218,740.55
50	Receipts of Scheduled Principal	(18,223,669.89)
51	Receipts of Prepaid Principal	(151,013.49)
52	Liquidation Proceeds	(10,534,772.34)
53	Other Collections of Principal	—
54	Principal Amount of Repurchases	—
55	Principal Amount of Defaulted and Terminated Receivables	(306,799.19)

56	Ending Net Pool Balance	699,002,485.64
57	Yield Supplement Overcollateralization Amount	28,193,429.63

58	Adjusted Pool Balance	670,809,056.01
59	Less: Adjusted Pool Balance - End of Collection Period		670,809,056.01

60	Calculated Principal Distribution Amount		27,759,520.79

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)		30,901,726.54
62	Less: Prior Advance Reimbursement (Item 31)		—
63	Less: Servicing Fees Paid (Item 32)		582,140.48
64	Less: Interest Paid to Noteholders (Item 33)		1,409,156.45
65	Less: Calculated Principal Distribution (Item 60)		27,759,520.79

66	Equals: Remaining Available Funds before Servicer Advance		1,150,908.82
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)		N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)		—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)		1,150,908.82
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)		—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)		—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)		27,759,520.79

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance		—
74	Less: Prior Advance Reimbursement		—
75	Plus: Additional Payment Advances for Current Period		—

76	Ending Balance of Payment Advance		—

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 5-28-2005	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82
79	Beginning Reserve Account Balance	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	23,737.76

81	Subtotal: Reserve Fund Available for Distribution	9,701,349.00
82	Plus: Deposit of Excess Available Funds (Item 35)	—
83	Less: Reserve Account Draw Amount (Item 71)	—

84	Subtotal Reserve Account Balance	9,701,349.00
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	23,737.76

86	Equals: Ending Reserve Account Balance	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—

G.	POOL STATISTICS
	Collateral Pool Balance Data:	Initial	Current

88	Net Pool Balance	1,354,290,045	699,002,486
89	Number of Current Contracts	68,917	54,366
90	Weighted Average Loan Rate	3.27%	3.14%
91	Average Remaining Term	56.1	36.8
92	Average Original Term	58.3	59.1

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	19	306,799
94	Liquidation Proceeds on Related Vehicles		—
95	Recoveries Received on Receivables Previously Charged Off		218,203

96	Net Principal Losses for Current Collection Period	19	88,596

97	Beginning Net Principal Losses	468	4,341,973
98	Net Principal Losses for Current Collection Period	19	88,596

99	Cumulative Net Principal Losses	487	4,430,569

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance
100	Current	99.53%	54,134	695,730,187
101	31 - 60 Days Delinquent	0.42%	210	2,965,078
102	61 - 90 Days Delinquent	0.04%	22	307,221

103	Total	100.00%	54,366	699,002,486